WisdomTree Trust

WisdomTree Mortgage Plus Bond Fund (MTGP)

(the “Fund”)

Supplement dated August 28, 2026 to the Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated January 1, 2026, as supplemented, for the Fund

The following information supplement should be read in conjunction with the Prospectus and SAI for the Fund.

Effective immediately, the fourth paragraph under “Principal Investment Strategies of the Fund” in the Fund’s Fund Summary in the Prospectus, is deleted in its entirety and replaced with the following:

The Fund may purchase mortgage-backed securities through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction,” which may have a leveraging effect on the Fund. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date and the Fund has the option to either accept delivery or roll into another TBA Transaction.

Effective immediately, the below is added under “Principal Risks of Investing in the Fund” in the Fund’s Fund Summary in the Prospectus:

Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Effective immediately, “Leveraging Risk” under “Additional Information About the Funds - Additional Principal Risk Information About the Funds” in the Prospectus is deleted in its entirety and replaced with the following:

Leveraging Risk

Certain transactions of the Fund such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if they had not been leveraged. This means that leverage entails a heightened risk of loss.

Effective immediately, the last sentence of the first paragraph under “SPECIFIC INVESTMENT STRATEGIES AND RISKS – Derivatives” in the SAI is deleted in its entirety and replaced with the following:

Each Fund will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance or related interpretations.

*****

The changes described above are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS – MTGP – 08.26

1